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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (date of earliest
                         event reported):  July 2, 1996


           SEVEN-UP/RC BOTTLING COMPANY OF SOUTHERN CALIFORNIA, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                    33-47718                   95-4284699
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  (State or other           (Commission File Number)        (IRS Employer
  jurisdiction of                                         Identification No.)
  incorporation)


3220 East 26th Street, Vernon, California                    90023
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, inc. area code:      (213) 268-7779
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Item 5.   Other Events.
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          Seven-Up/RC Bottling Company of Southern California, Inc. (the
          "Company") announced on July 2, 1996 that it had consummated the sale of the stock of its Puerto Rico subsidiary, Seven-Up/RC Bottling Company of Puerto Rico, Inc., to an investor group led by Center Street Capital Partners, L.P. of Little Rock, Arkansas, and including certain members of the current management of Seven-Up/RC Puerto Rico, for approximately $74 million.

          A Press Release announcing the actions described above was issued by the Company on July 2, 1996 and is attached hereto as Exhibits 99.1.


Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits

               99.1 Press Release dated July 2, 1996, issued by the Company.
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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEVEN-UP/RC BOTTLING COMPANY
                                        OF SOUTHERN CALIFORNIA, INC.


Dated:    July 15, 1996                 By:       /s/ David I. Brown
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                                                  David I. Brown
                                                  Treasurer